FIFTH AMENDMENT

THIS FIFTH AMENDMENT (this "Amendment"), dated as of October 4, 2005, is by and among UNIFI, INC., a New York corporation (the "Parent"), certain Subsidiaries of the Parent (each a "Borrower", and collectively with the Parent, the "Borrowers"), THE PERSONS IDENTIFIED AS THE LENDERS ON THE SIGNATURE PAGES HERETO (the "Lenders"), and BANK OF AMERICA, N.A., as Agent for the Lenders (the "Agent").

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement dated as of December 7, 2001, as amended by that certain Reallocation Amendment and Assignment dated as of January 1, 2003, that certain Second Amendment dated as of August 6, 2003, that certain Third Amendment dated as of December 2003, that certain Fourth Amendment dated as of September 30, 2004, and as further amended from time to time (the "Existing Credit Agreement") among the Borrowers, the Lenders and the Agent, the Existing Lenders have extended commitments to make certain credit facilities available to the Borrowers;

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART I
DEFINITIONS

SUBPART 1.1.  Certain Definitions.  Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

"Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

"Fifth Amendment Effective Date" shall have the meaning set forth in Subpart 3.1.

SUBPART 1.2.  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT

SUBPART 2.1.  Deletion of Section 3.11.  Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, Section 3.11 is deleted.

SUBPART 2.2.  Amendment to Section 6.2.  Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, Section 6.2 of the Existing Credit Agreement is hereby amended to read as follows:

The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral, except for those Liens identified in clauses (c), (d) and (e) of the definition of Permitted Liens securing all the Obligations, and enforceable against the Borrowers and all third parties.

SUBPART 2.3.  Amendment to Section 6.9.  Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, Section 6.9 of the Existing Credit Agreement is hereby amended to read as follows:

After giving effect to the making of the Revolving Loans to be made on the Closing Date, the Borrowers have no Debt, except (a) the Obligations and (b) Debt described on Schedule 6.9.  None of the holders of Debt owed by any Subsidiary which is not a Borrower has recourse against any Borrower.

SUBPART 2.4.  Amendment to Section 7.12.  Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, Section 7.12 of the Existing Credit Agreement is hereby amended to read as follows:

Without the prior consent of the Majority Lenders, no Borrower shall make, issue, or become liable on any Guaranty, except (i) Guaranties of the Obligations in favor of the Agent and (ii) Guaranties of another Borrower in favor of suppliers and/or vendors of Unimatrix Americas, LLC, in form and substance satisfactory to the Agent, incurred in the ordinary course of business in an aggregate amount not to exceed $10,000,000 at any one time outstanding.

SUBPART 2.5.  Amendment to Section 7.13.  Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, Section 7.13 of the Existing Credit Agreement is hereby amended by deleting clause (j) at the end of the first sentence of such Section.

SUBPART 2.6.  Amendment to Section 7.20.  Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, Section 7.20 of the Existing Credit Agreement is hereby amended by deleting the following sentence from the end of such Section:

Notwithstanding the foregoing, the Borrower shall not be required to cause Unifi Kinston to (i) become a Borrower hereunder, (ii) to pledge its assets under the Security

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Agreement or (iii) to execute a Joinder Agreement; provided that Unifi Kinston shall have executed and delivered to the Agent the Unifi Kinston Security Agreement.

SUBPART 2.7.  Amendment to Section 7.30.  Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, Section 7.30 of the Existing Credit Agreement is hereby amended to read as follows:

The Parent will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Parent or any Subsidiary, or pay any Debt owed to the Parent or any Subsidiary, (b) make loans or advances to the Parent or any of its Subsidiaries, or (c) transfer any of its properties or assets to a Borrower, except for such encumbrances or restrictions existing under or by reason of applicable laws or the Agreement.

SUBPART 2.8.  Amendment to Section 8.2(a).  Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, Section 8.2(a) of the Existing Credit Agreement is hereby amended by deleting the following language from the end of such section:

unless such Borrowing is for the sole purpose of the Parent satisfying its obligations to Seller pursuant to its Guaranty of the obligations of Unifi Kinston under the Unifi Kinston Loan Agreement, in which case if the event causing the default under the Unifi Kinston Loan Agreement also constitutes a Default or Event of Default hereunder or results in a representation or warranty ceasing to be correct in all material respects, the Parent may nonetheless request such Borrowing so long as the terms of Paragraph 3 of the Subordination Agreement have been met.

SUBPART 2.9.  Amendments to Annex A.

(a)            Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the definition of "Fixed Charge Coverage Ratio" set forth in Annex A of the Credit Agreement is hereby amended to read as follows:

"Fixed Charge Coverage Ratio" means, with respect to any fiscal period of the Parent and its Domestic Subsidiaries, the ratio of (a) EBITDA for such period minus Capital Expenditures made by the Parent or any of its Domestic Subsidiaries during such period plus cash payments (excluding cash distribution of earnings) made during such period from Persons in which the Parent or any of its Domestic Subsidiaries has an ownership interest minus cash payments made during such period by the Parent or any of its Domestic Subsidiaries to Persons in which the Parent or any of its Domestic Subsidiaries has an ownership interest plus cash proceeds from asset sales received by the Parent or any of its Domestic Subsidiaries during such period minus Distributions paid by the Parent during such period minus share repurchases made by the Parent of its Capital Stock during such period minus cash invested (including by way of loans) in joint ventures and in Permitted Acquisitions during such period minus cash taxes paid for such period plus tax refunds received in cash for such period to (b) Fixed

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Charges. Unless otherwise specified herein, the applicable period of computation shall be for the four (4) consecutive fiscal quarters ending as of the date of determination.

(b)            Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the definition of "Permitted Lien" set forth in Annex A of the Credit Agreement is hereby amended by deleting clause (n) of such Section.

(c)            Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the definition of "Restricted Investment" set forth in Annex A of the Credit Agreement is hereby amended by deleting clause (j) at the end of the first sentence of such Section.

(d)            Effective on (and subject to the occurrence of) the Fifth Amendment Effective Date, the following definitions are hereby deleted from Annex A of the Credit Agreement:  "Intercreditor Agreement", "Unifi Kinston Documents", "Unifi Kinston Loan Agreement", "Unifi Kinston Security Agreement", "Unifi Manufacturing", "Seller", "Seller Security Agreement" and "Subordination Agreement".

PART III
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1.  Fifth Amendment Effective Date.  This Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Part III shall have been satisfied (the "Fifth Amendment Effective Date"), and thereafter this Amendment shall be known, and may be referred to, as "Fifth Amendment."

SUBPART 3.2.  Execution of Counterparts of Documents.  The Agent shall have received fully executed counterparts of this Amendment and a Joinder Agreement executed by Unifi Kinston (the "Joinder Agreement") (as well as all documents required by the Joinder Agreement).

SUBPART 3.3.  Fees and Expenses.  The Borrowers shall have paid all fees and expenses of the Agent and the Lenders in connection with this Amendment and the extensions of credit hereunder.

SUBPART 3.4.  UCC.  The Agent shall have received (i) searches of UCC filings in the jurisdiction of formation of Unifi Kinston, the jurisdiction of the chief executive office of Unifi Kinston and each jurisdiction where any property of Unifi Kinston is located or where a filing would need to be made in order to perfect the Agent's security interest in such property, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (ii) UCC financing statements for each jurisdiction that the Agent may deem necessary or desirable in order to perfect the Agent's Liens under the Joinder Agreement.

SUBPART 3.5.  Resolutions.  The Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Unifi Kinston as the Agent may require evidencing the identity, authority and

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capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the Joinder Agreement.

PART IV
MISCELLANEOUS

SUBPART 4.1.  Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.2.  References in Other Credit Documents.  At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement to the "Credit Agreement" and all references in the other Loan Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

SUBPART 4.3.  Representations and Warranties of the Borrower.  Each Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date, (b) the representations and warranties contained in Section 6 of the Existing Credit Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

SUBPART 4.4.  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 4.5.  Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SUBPART 4.6.  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                                             UNIFI, INC., a New York corporation

By:   /s/ WILLIAM M. LOWE
Name:  William M. Lowe
Title: Vice President, CFO & COO

UNIFI MANUFACTURING, INC.,
a North Carolina corporation

By:  /s/ WILLIAM M. LOWE
Name:  William M. Lowe
Title: Vice President

GLENTOUCH YARN COMPANY, LLC,
a North Carolina limited liability company

By:   /s/ WILLIAM M. LOWE
Name:  William M. Lowe
Title: Vice President

UNIFI TEXTURED POLYESTER, LLC,
                                                                         a North Carolina limited liability company

By:   /s/ WILLIAM M. LOWE
Name:  William M. Lowe
Title: Vice President

UNIMATRIX AMERICAS, LLC,
                                                                        a North Carolina limited liability company

By:   /s/ CHARLES F. MCCOY
Name:   Charles F. McCoy
Title: Vice President

UNIFI SALES & DISTRIBUTION, INC.,
a North Carolina corporation

By:   /s/ CHARLES F. MCCOY
Name:  Charles F. McCoy
Title: Vice President

UNIFI MANUFACTURING VIRGINIA, LLC,
                                                                        a North Carolina limited liability company

By:  /s/ CHARLES F. MCCOY
Name:  Charles F. McCoy
Title: Vice President

UNIFI EXPORT SALES, LLC,
                                                                        a North Carolina limited liability company

By:    /s/ CHARLES F. MCCOY
Name:  Charles F. McCoy
Title: Vice President

UNIFI KINSTON, LLC
                                                                        a North Carolina limited liability company

By:   /s/ WILLIAM M. LOWE
Name:  William M. Lowe
Title: Vice President

LENDERS:                                                    BANK OF AMERICA, N.A.,
                                                                        in its capacity as Agent

By:    /s/ ANDREW A. DOHERTY
 Name:  Andrew A. Doherty
Title:     Vice President

                                                                        BANK OF AMERICA, N.A.,
                                                                         in its capacity as a Lender,

By:    /s/ ANDREW A. DOHERTY
 Name:  Andrew A. Doherty
Title:  Vice President

                                                                        THE CIT GROUP/COMMERCIAL
                                                                        SERVICES, INC.,

By: /s/ JEROME R. SHEA
Name:  Jerome R. Shea
Title:  Vice President

WACHOVIA BANK, NATIONAL
ASSOCIATION,

By:  /s/ JOE T. CURDY
Name:   Joe T. Curdy
Title:     Vice President

                                                                        WELLS FARGO FOOTHILL, LLC

By:  /s/ DONNA ARENSON
Name:  Donna Arenson
Title:   A.V.P.

                                                                        PNC BUSINESS CREDIT,

By: /s/ PETER REDINGTON
Name:   Peter Redington
Title:     A.V.P.

                                                                        CITIZENS BUSINESS CREDIT, A DIVISION
                                                                        OF CITIZENS LEASING CORPORATION,

By: /s/ STEPHEN METTS
Name:  Stephen Metts
Title:    Vice President